CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of our report dated March 20, 1998 relating to the financial statements of Baron Capital Trust appearing in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                            RACHLIN COHEN & HOLTZ


Miami, Florida
January 28, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of our report dated March 20, 1998 relating to the financial statements of Baron Capital Properties, L.P. appearing in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                            RACHLIN COHEN & HOLTZ


Miami, Florida
January 28, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of our report dated March 26, 1998 relating to the financial statements of Baron Advisors, Inc. appearing in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                            RACHLIN COHEN & HOLTZ


Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 relating to the financial statements of Lamplight Court of Bellefontaine, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 (except for the third paragraph of Note 6, as to which the date is December 15, 1998) relating to the financial statements of Brevard Mortgage Program, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 relating to the financial statements of Baron Strategic Investment Fund IX, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 relating to the financial statements of Baron Strategic Investment Fund VI, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 relating to the financial statements of Baron Strategic Investment Fund X, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 (except for the third paragraph of Note 6, as to which the date is December 15, 1998) relating to the financial statements of Baron Strategic Investment Fund IV, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 (except for the third paragraph of Note 6, as to which the date is December 15, 1998) relating to the financial statements of Baron Strategic Investment Fund, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 (except for the third paragraph of Note 6, as to which the date is December 15, 1998) relating to the financial statements of Baron Strategic Investment Fund V, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 (except for the third paragraph of Note 6, as to which the date is December 15, 1998) relating to the financial statements of Baron Strategic Investment Fund VIII, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form S-4 of our report dated August 14, 1998 (except for the third paragraph of Note 6, as to which the date is December 15, 1998) relating to the financial statements of Baron Strategic Vulture Fund I, Ltd., and to all references to our firm appearing in such Registration Statement.


                                            RACHLIN COHEN & HOLTZ




Miami, Florida
January 28, 1999